Exhibit 10.17(a)

CONSENT MEMORANDUM

TO:	Briggs & Stratton Lender Group
RE:	Consent regarding Average Leverage Ratio Financial Covenant
DATE:	August 6, 2019
Reference is hereby made to that certain Amended and Restated Multicurrency Credit Agreement, dated as of March 25, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Briggs & Stratton Corporation, a Wisconsin corporation (the “Company”), Briggs & Stratton AG, a Swiss corporation (“Briggs AG” and, together with the Company, the “Borrowers”), the Lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
The Borrowers have requested the Administrative Agent and the Required Lenders to consent to and agree (the “Consent”) that, (i) solely for the purposes of Section 6.10(b) of the Credit Agreement (and, for the avoidance of doubt, not including the related reporting requirement in respect thereof set forth in Section 5.02(b) of the Credit Agreement), the Average Leverage Ratio will not be tested for the Computation Period ending June 30, 2019 (such Computation Period, the “Specified Computation Period”), and no failure (or anticipated failure) by the Company to comply with the restrictions set forth in such Section 6.10(b) of the Credit Agreement in respect of the Average Leverage Ratio for the Specified Computation Period shall constitute (or be deemed to have constituted) a Default or Event of Default under the Credit Agreement, and (ii) no Default shall be deemed to exist in respect of any anticipated failure by the Company to comply with the restrictions set forth in such Section 6.10(b) of the Credit Agreement in respect of the Average Leverage Ratio for the Computation Period ending on or about September 30, 2019 (such Computation Period, the “September Computation Period”; it being understood and agreed, for the avoidance of doubt, that (x) the foregoing clause (ii) shall not operate as a waiver or modification of Section 6.10(b) for the September Computation Period and (y) the Company's actual failure to comply with Sectioný 6.10(b) of the Credit Agreement for the September Computation Period in accordance with the terms of such Section 6.10(b) shall constitute an Event of Default).
It is understood and agreed that, notwithstanding the Consent, the defined term “Average Leverage Ratio” and Section 6.10(b) of the Credit Agreement will remain in full force and effect, and be will be effective and applicable in all other respects under the Credit Agreement, at all times.
Please indicate your Consent, as soon as possible but in no event later than 5:00 p.m. (ET) on August 12, 2019 by executing one (1) counterpart of your attached signature page to this Consent Memorandum and, upon execution, return one PDF copy by e-mail to the attention of Katherine Stork (katherine.stork@lw.com) at Latham & Watkins LLP, counsel to the Administrative Agent and return one (1) original thereof to Katherine Stork at the following address via overnight courier: Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611. Please make any necessary corrections or adjustments to your signature block prior to execution and delivery. This Consent Memorandum, and the Consent evidenced hereby, will be effective upon receipt by the Administrative Agent of executed PDF signature pages via e-mail from the Borrowers, the Administrative Agent and the Required Lenders pursuant to Section 9.02 of the Credit Agreement (the date of such receipt by the Administrative Agent, the “Consent Effective Date”).

Each Borrower hereby represents and warrants as follows as of the Consent Effective Date: (a) this Consent Memorandum and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and (b)(i) upon giving effect to this Consent Memorandum, no Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than the representations contained in Section 3.05 and 3.10 of the Credit Agreement), as the Credit Agreement is modified hereby, are true and correct (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
Each reference in the Credit Agreement to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Consent Memorandum; and this Consent Memorandum and the Credit Agreement shall be read together and construed as a single instrument. This Consent Memorandum is a Loan Document. Except as expressly set forth herein, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Consent Memorandum shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
This Consent Memorandum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent Memorandum by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent Memorandum. This Consent Memorandum shall be construed in accordance with and governed by the law of the State of New York.

[Signature Pages Follow]

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ Richard Barritt
Name: Richard Barritt
Title: Executive Director

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Caroline V. Krider
Name: Caroline V. Krider
Title: Senior Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Ronald J. Carey
Name: Ronald J. Carey
Title: Senior Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Steven K. Kessler
Name: Steven K. Kessler
Title: Senior Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Emma Clifford
Name: Emma Clifford
Title: Director and Portfolio Manager

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Stuart Thomas
Name: Stuart Thomas
Title: Assistant Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

BANK OF THE WEST,
as a Lender

By: /s/ David Wang
Name: David Wang
Title: Director

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

COMERICA BANK,
as a Lender

By: /s/ John Lascody
Name: John Lascody
Title: Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Daniel Holzhauer
Name: Daniel Holzhauer
Title: Senior Vice President

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Matthew Brannon
Name: Matthew Brannon
Title: VP

Signature Page to Consent Memorandum
Briggs & Stratton Corporation

Acknowledged and Agreed as of the Consent Effective
Date: August 13, 2019

BRIGGS & STRATTON CORPORATION,
as the Company

By: /s/ Mark A. Schwertfeger
Name: Mark A. Schwertfeger
Title: Senior Vice President and Chief Financial Officer

BRIGGS & STRATTON AG,
as a Borrower

By: /s/ Mark A. Schwertfeger
Name: Mark A. Schwertfeger
Title: Director and Chairman of the Board

Signature Page to Consent Memorandum
Briggs & Stratton Corporation